Exhibit 4.1

07864 6206
Trans Enterix
TransEnterix inc.
THIS IS TO CERTIFY that
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 89366M 10 2
CUSIP 89366M 20 1
SPECIMEN
Is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE $.001 EACH OF
Transenterix, Inc. (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of the duly authorized officers of the Corporation.
Dated:
Corporate Secretary
President and Chief Executive Officer
Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, N.J.)
Transfer Agent
And Register

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM- as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT – Custodian
(Cust)
(Minor)
Under uniform Gifts to Minors
Act (state)
Additional abbreviations may also be used though not in the above list.
For Value Received, hereby sell, assign and transformers
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
PLEASE TYPE WRITE NAME AND ADDRESS
Shares of the stock represented by the within certificate and do hereby irrevocably constitute and appoint attorney, to transfer the same on the looks of the within-named corporation, with full power of substitution in the premises.
Dated
Signature(s) Guaranteed;
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17d-15.
Note: The signature to this Assignment must correspond with the name as writer upon the Even of the Certificate in every particular without alteration or enlargement or any change whatever.